EXHIBIT 99.1

SPEEDWAY MOTORSPORTS, INC.

CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Speedway Motorsports, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Security and Exchange Commission on the date hereof (the “Report”), the undersigned, O. Bruton Smith, Chairman of the Board and Chief Executive Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2003	By:	/s/ O. BRUTON SMITH
O. Bruton Smith Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Speedway Motorsports, Inc. and will be retained by Speedway Motorsports, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.